UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 20, 2011

SYNAGEVA BIOPHARMA CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-23155	56-1808663
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

128 Spring Street, Suite 520, Lexington, Massachusetts 02421

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 357-9900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introduction

On November 3, 2011, Synageva BioPharma Corp. (the “Company”) filed a Current Report on Form 8-K (the “November 3 Report”) announcing that Tesla Merger Sub, Inc., a Delaware corporation (“Merger Sub”), a wholly owned subsidiary of Trimeris, Inc., a Delaware corporation (“Trimeris”), completed its previously announced merger (the “Merger”) with and into Synageva BioPharma Corp., a Delaware corporation (“Private Synageva”). The November 3 Report is incorporated herein by reference and this Current Report supplements the information contained in Item 9.01 of the November 3 Report.

Prior to the Merger, the Private Synageva’s financial statements for fiscal year 2010, which are incorporated herein by reference to Exhibit 99.1 to this Current Report, were included as part of the Registration Statement on Form S-4 filed by Trimeris with the Securities and Exchange Commission on July 13, 2011.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited balance sheets of Private Synageva as of December 31, 2010 and 2009, the audited Statements of Operations and Statements of Changes in Convertible Preferred Stock and Stockholders’ Deficit for the years ended December 31, 2010 and 2009, and the Statements of Cash Flows for the years ended December 31, 2010 and 2009 are incorporated herein by reference to Exhibit 99.1 to this current report.

The unaudited pro forma condensed combined balance sheet as of September 30, 2011, the unaudited pro forma condensed combined Statements of Operations for the nine months ended September 30, 2011 and the unaudited pro forma condensed combined Statements of Operations for the year ended December 31, 2010 are incorporated herein by reference to Exhibit 99.2 to this current report.

(d) Exhibits

Exhibit Number	Description

99.1

Audited Financial Statements of Private Synageva

Report of Independent Registered Public Accounting Firm

Balance Sheets as of December 31, 2010 and 2009

Statements of Operations for the Years Ended December 31, 2010 and 2009

Statements of Changes in Convertible Preferred Stock and Stockholders’ Deficit for the Years Ended December 31, 2010 and 2009

Statements of Cash Flows for the Years Ended December 31, 2010 and 2009

Notes to the Audited Financial Statements

99.2

Unaudited Pro Forma Condensed Combined Financial Statements of Synageva BioPharma Corp.

Balance Sheet as of September 30, 2011

Statements of Operations for the Nine Months Ended September 30, 2011

Statements of Operations for the Year Ended December 31, 2010

Notes to the Unaudited Pro Forma Condensed Combined Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNAGEVA BIOPHARMA CORP.

By:	/s/ Sanj K. Patel
Sanj K. Patel President and Chief Executive Officer

Date: December 20, 2011

Exhibit Number	Description

99.1

Audited Financial Statements of Private Synageva

Report of Independent Registered Public Accounting Firm

Balance Sheets as of December 31, 2010 and 2009

Statements of Operations for the Years Ended December 31, 2010 and 2009

Statements of Changes in Convertible Preferred Stock and Stockholders’ Deficit for the Years Ended December 31, 2010 and 2009

Statements of Cash Flows for the Years Ended December 31, 2010 and 2009

Notes to the Audited Financial Statements

99.2

Unaudited Pro Forma Condensed Combined Financial Statements of Synageva BioPharma Corp.

Balance Sheet as of September 30, 2011

Statements of Operations for the Nine Months Ended September 30, 2011

Statements of Operations for the Year Ended December 31, 2010

Notes to the Unaudited Pro Forma Condensed Combined Financial Statements